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Exhibit No. 32.1
----------------
Form 10-QSB
RPM Technologies, Inc.
File No. 0-31291

  Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Quarterly Report of RPM Technologies, Inc. (the "Company") on Form 10-QSB for the period ending June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Randy Zych, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 21, 2006                                By:       /s/ Randy Zych
                                                        ---------------------
                                                                   Randy Zych
                                                      Chief Executive Officer
                                                (principal executive officer)


In connection with the Quarterly Report of RPM Technologies, Inc. (the "Company") on Form 10-QSB for the period ending June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David Lade, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 21, 2006                                 By:     /s/ David Lade
                                                         -------------------
                                                                  David Lade
                                                     Chief Financial Officer
                                               (principal financial officer)


A signed original of this written statement required by Section 906 has been provided to RPM Technologies, Inc. and will be retained by RPM Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.